UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

ITC^DeltaCom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7037 Old Madison Pike Huntsville, Alabama	35806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 382-5900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 31, 2007, ITC^DeltaCom, Inc. (the “Company”) and its subsidiaries entered into and amended various definitive agreements in connection with the consummation of the Company’s previously announced recapitalization and related transactions, as described below. On the same date, the Company completed the recapitalization and other transactions contemplated by the agreements. The effect of the transactions was to refinance or retire substantially all of the Company’s previously outstanding funded debt and to eliminate all series of its previously authorized preferred stock and substantially all related stock warrants. Immediately after the consummation of the transactions, the Company’s outstanding capital stock consisted of approximately 66,970,000 shares of common stock and 412,215 shares of a new issue of preferred stock convertible into a maximum of 13,604,455 shares of common stock. Upon the consummation of the transactions, the Company had outstanding funded debt under new senior secured credit facilities in the aggregate principal amount of $305 million, a $10 million undrawn revolving credit facility and approximately $50 million in unrestricted cash.

Credit Agreements

On July 31, 2007, the Company and its subsidiaries entered into two new credit agreements under which they obtained first lien and second lien senior secured credit facilities.

First Lien Credit Agreement. On July 31, 2007, the Company entered into a First Lien Credit Agreement, dated as of July 31, 2007 (the “First Lien Credit Agreement”), among the Company, Interstate FiberNet, Inc. (“IFN”), which is the Company’s wholly-owned subsidiary and the borrower under the First Lien Credit Agreement, Credit Suisse, as Administrative Agent and Collateral Agent (the “First Lien Agent”), and the lenders from time to time under the First Lien Credit Agreement. Pursuant to the First Lien Credit Agreement, IFN obtained $240 million in aggregate principal amount of first lien secured credit facilities (the “First Lien Credit Facility”), which consist of a term loan facility in an aggregate principal amount of $230 million (the “First Lien Term Loan Facility”) and a revolving credit facility in an aggregate principal amount of $10 million outstanding at any time (the “Revolving Credit Facility”).

All amounts under the First Lien Term Loan Facility were fully drawn on July 31, 2007. The Company and IFN used the proceeds of the First Lien Term Loan Facility along with the proceeds of the other transactions described in this report to refinance or retire substantially all of the previously outstanding funded debt of the Company and its subsidiaries, other than $18.5 million principal amount of 10.5% Senior Notes, which will be repaid in full on August 13, 2007 out of funds escrowed by the Company for such purpose. Amounts available under the Revolving Credit Facility may be drawn from time to time for application to general corporate purposes.

The First Lien Term Loan Facility will mature on July 31, 2013, which is the sixth anniversary of the facility closing date. The Revolving Credit Facility will mature on July 31, 2012.

Scheduled quarterly principal payments of $575,000 under the First Lien Term Loan Facility will begin in the first quarter of 2008. The Company is required to make principal prepayments under the First Lien Credit Facility from (1) specified excess cash flows from operations and (2) the net proceeds of specified types of asset sales and debt issuances. The Company may prepay borrowings outstanding under the First Lien Credit Facility without premium or penalty.

Interest accrued on borrowings outstanding under the First Lien Credit Facility generally are payable on a quarterly basis. Such borrowings bear interest, at the borrower’s option, at an annual rate equal to either (1) a specified base rate plus 3% or (2) a specified London Inter-Bank Offered Rate (“LIBOR”) plus 4%. Borrowings under the Revolving Credit Facility bear interest, at the borrower’s option, at an annual rate equal to either (a) a specified base rate plus a margin of 2.50% to 3.00% or (b) LIBOR plus a margin of 3.50% to 4.00%. The applicable margin is determined based upon the Company’s consolidated leverage ratio at the specified measurement date. The base rate is equal to a specified prime lending rate or, if higher, the overnight federal funds rate plus .50%.

All of the borrower’s obligations under the First Lien Credit Facility are guaranteed by the Company and the Company’s other subsidiaries pursuant to a First Lien Guarantee and Collateral Agreement (the “First Lien Security Agreement”) among the Company, IFN, the subsidiary guarantors and the First Lien Agent. The First Lien Security Agreement grants a first priority security interest in, and a first priority lien on, substantially all of the assets and property of the Company and the Company’s subsidiaries for the benefit of the First Lien Agent and the secured parties under the First Lien Security Agreement.

The First Lien Credit Facility contains default provisions and affirmative and negative covenants customarily applicable to first lien secured credit facilities. The Company is required to maintain compliance with specified financial ratios based on measures that include levels of indebtedness and earnings before interest, taxes, depreciation, amortization and other specified items.

The Company may elect, subject to pro forma compliance with specified financial covenants and other conditions, to solicit the lenders under the First Lien Credit Facility to increase commitments for borrowings under the First Lien Credit Facility by an aggregate principal amount of up to $25 million.

Second Lien Credit Facility. On July 31, 2007, the Company entered into a Second Lien Credit Agreement, dated as of July 31, 2007 (the “Second Lien Credit Agreement”), among the Company, IFN, which is the borrower under the Second Lien Agreement, Credit Suisse, as Administrative Agent and Collateral Agent (the “Second Lien Agent”), and the lenders from time to time under the Second Lien Agreement, including Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Partners, LP and Tennenbaum Opportunities Partners V, LP. The foregoing investment funds (the “TCP Funds”) are managed by Tennenbaum Capital Partners, LLC (“TCP”), which is an investment firm. Pursuant to the Second Lien Credit Agreement, IFN obtained from the TCP Funds a second lien secured credit facility in an aggregate principal amount of $75 million (the “Second Lien Credit Facility”).

All amounts under the Second Lien Credit Agreement were fully drawn on July 31, 2007. The Company and IFN applied the proceeds of the Second Lien Credit Facility along with the proceeds of the other transactions described in this report to the payment of the obligations described above under “First Lien Credit Agreement.”

The Second Lien Credit Facility will mature on July 31, 2014, which is the seventh anniversary of the facility closing date.

There are no scheduled principal payments before maturity under the Second Lien Credit Facility. If all amounts under the First Lien Credit Facility have been paid in full, the Company is required to make principal prepayments under the Second Lien Credit Facility from (1) specified excess cash flows from operations and (2) the net proceeds of specified types of asset sales and debt issuances. Prepayment of borrowings outstanding under the Second Lien Credit Facility before July 31, 2009 will require payment of a premium.

Interest accrued on borrowings outstanding under the Second Lien Credit Facility generally are payable on a quarterly basis. Borrowings under the Second Lien Credit Agreement bear interest, at the borrower’s option, at an annual rate equal to either (1) a specified base rate plus 6.50% or (2) LIBOR plus 7.50%. The base rate is equal to a specified prime lending rate or, if higher, the overnight federal funds rate plus .50%. For interest payments covering any interest period ending on or before July 31, 2009, the borrower may elect to pay interest under the facility either entirely in cash or by adding to the principal of outstanding borrowings an amount equal to the amount of interest accrued at an annual rate of up to 4% and by paying the balance of the accrued interest in cash.

All obligations under the Second Lien Credit Facility are guaranteed by the Company and the Company’s other subsidiaries pursuant to a Second Lien Guarantee and Collateral Agreement (the “Second Lien Security Agreement”) among the Company, IFN, the subsidiary guarantors and the Second Lien Agent. The Second Lien Security Agreement grants a second priority security interest in, and a second priority lien on, substantially all of the assets and property of the Company and the Company’s subsidiaries for the benefit of the Second Lien Agent and the secured parties under the Second Lien Credit Agreement.

The Second Lien Credit Facility contains default provisions and affirmative and negative covenants customarily applicable to second lien secured credit facilities. The Company is required to maintain compliance with specified financial ratios based on measures that include levels of indebtedness and earnings before interest, taxes, depreciation, amortization and other specified items.

Certain of the TCP Funds and other investment funds managed by TCP were lenders to the Company under debt arrangements that were repaid or otherwise satisfied as a result of the transactions described in this report. Such investment funds purchased some of IFN’s first lien senior secured notes due 2009 (the “First Lien Notes”) and third lien senior secured notes due 2009 (the “Third Lien Notes”) and related warrants of the Company which were issued in connection with the refinancing of the Company’s secured indebtedness on July 26, 2005. Some of the TCP Funds also were lenders under the Company’s previous $57.2 million second lien credit facility as amended on July 26, 2005. In the transactions described in this report, all of the First Lien Notes were repaid out of the proceeds of the new credit facilities and substantially all of the Third Lien Notes and all of the related warrants held by

TCP-managed funds were exchanged for the Company’s common stock. Under the Company’s governance agreement referred to below, investment funds managed by TCP have the right to designate two representatives for appointment or nomination for election to the Company’s board of directors. Two of the Company’s current directors were appointed to the board of directors in accordance with the designation rights. Information about these board representation rights and the Company’s transactions with TCP and the investment funds managed by TCP is contained in the Company’s filings with the SEC.

Copies of the First Lien Credit Agreement, the First Lien Security Agreement, the Second Lien Credit Agreement and the Second Lien Security Agreement are filed as exhibits 10.1 through 10.4 to this report. The foregoing summary of the terms of these agreements is qualified in all respects by reference to the text of the agreements, which are incorporated by reference in this Item 1.01.

Recapitalization Agreements

Equity Exchange Agreements. On July 31, 2007, the Company entered into agreements (the “Equity Exchange Agreements”) with various holders of the Company’s 8% Series A Convertible Redeemable Preferred Stock (the “Series A preferred stock”), 8% Series B Convertible Redeemable Preferred Stock (the “Series B preferred stock”), common stock purchase warrants originally issued on October 6, 2003 (the “Series B warrants”), common stock purchase warrants originally issued on March 29, 2005 (the “Series C warrants”) and warrants to purchase common stock and the Company’s 8% Series C Convertible Redeemable Preferred Stock originally issued on July 26, 2005 (the “Series D warrants”). The Equity Exchange Agreements provided for the conversion of 50% of the outstanding Series A preferred stock and all outstanding Series B preferred stock into the Company’s common stock, the redemption for cash of the remaining 50% of the outstanding Series A preferred stock, and the exchange of all outstanding Series B warrants, Series C warrants and Series D warrants for the Company’s common stock. The Company entered into the following Equity Exchange Agreements:

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Series A Preferred Stockholder Agreement, dated as of July 31, 2007, among the Company and holders of the Series A preferred stock, pursuant to which the Company issued 1,747,929 shares of common stock upon the conversion of 50% of the 201,883 outstanding shares of Series A preferred stock and redeemed for cash the remaining 50% of the outstanding shares of Series A preferred stock for an aggregate redemption price of $11,000,425;

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WCAS Exchange Agreement, dated as of July 31, 2007, among the Company and Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Capital Partners III, L.P. and other securityholders of the Company affiliated or associated with Welsh, Carson, Anderson & Stowe (“WCAS Securityholders”), pursuant to which the Company issued (1) 11,735,080 shares of common stock upon the conversion of all 607,087 outstanding shares of the Series B preferred stock, (2) 5,789 shares of common stock in exchange for all 3,000,000 outstanding Series B warrants (of which 5,306 shares were issued to WCAS Securityholders in exchange for the 2,750,000 outstanding Series B warrants held by WCAS Securityholders), and (3) 4,902,557 shares of common stock in exchange for all 20,000,000 outstanding Series C Warrants; and

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Series D Warrant Exchange Agreement, dated as of July 31, 2007, among the Company and the non-management holders of the Series D warrants, including investment funds managed by TCP, pursuant to which the Company issued 5,598,649 shares of common stock in exchange for 9,000,000 Series D warrants.

Note Exchange Agreements. On July 31, 2007, the Company and IFN entered into agreements (the “Note Exchange Agreements”) with holders of $52.3 million principal amount of Third Lien Notes. The Note Exchange Agreements provided for the exchange of the foregoing Third Lien Notes, all of which were supported by the Company’s full and unconditional guarantee, for the Company’s common stock. The Company and IFN entered into the following Note Exchange Agreements:

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Exchange Agreement, dated as of July 31, 2007, among the Company, IFN and certain of the WCAS Securityholders, pursuant to which the Company issued 7,757,524 shares of the Company’s common stock in exchange for $23.5 million aggregate principal amount of Third Lien Notes;

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Exchange Agreement, dated as of July 31, 2007, among the Company, IFN and Special Value Absolute Return Fund, LLC, Special Value Bond Fund II, LLC and Special Value Continuation Partners, LP, all of which are investment funds managed by TCP, pursuant to which the Company issued 8,259,193 shares of common stock in exchange for $25.0 million aggregate principal amount of Third Lien Notes; and

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Exchange Agreement, dated as of July 31, 2007, among the Company, IFN and various investment funds managed by Babson Capital Management LLP, pursuant to which the Company issued 1,259,074 shares of common stock in exchange for $3.815 million aggregate principal amount of Third Lien Notes.

On July 31, 2007, upon the conversion and exchange of the foregoing securities pursuant to the Equity Exchange Agreements and the Note Exchange Agreements, the Company issued a total of 41,265,795 shares of common stock to the holders of those securities.

Common Stock Purchase Agreement

On July 31, 2007, the Company entered into a Stock Purchase Agreement, dated as of July 31, 2007 (the “Common Stock Purchase Agreement”), among the Company and certain WCAS Securityholders, pursuant to which the Company issued and sold for cash 6,937,724 shares of common stock at a purchase price of $3.03 per share and at an aggregate purchase price of $21 million.

Amendments to Other Agreements

Governance Agreement. On July 31, 2007, the Company entered into an amendment to the Amended and Restated Governance Agreement, dated as of July 26, 2005, among the Company, certain of the WCAS Securityholders, certain TCP-managed investment funds and other securityholders of the Company to exclude from the equity subscription provisions of the agreement issuances of common stock, preferred stock and other securities pursuant to the transactions described in this report and related transactions.

WCAS Registration Rights Agreement. On July 31, 2007, the Company entered into an amendment to the Registration Rights Agreement, dated as of October 6, 2003, as amended, among the Company and certain of the WCAS Securityholders to provide that the common stock issued to the WCAS Securityholders in accordance with the agreements described above will be entitled to the benefits of such registration rights agreement.

TCP Registration Rights Agreement. On July 31, 2007, the Company entered into an amendment to the Registration Rights Agreement, dated as of July 26, 2005, among the Company and certain TCP-managed investment funds and other securityholders of the Company to provide that the common stock issued to such securityholders in accordance with the agreements described above will be entitled to the benefits of such registration rights agreement.

The WCAS Securityholders are affiliates or associates of Welsh, Carson, Anderson & Stowe (“WCAS”), which is a private equity firm. The controlling affiliates of the investment funds that constitute WCAS have reported in SEC filings that such affiliates and funds, as a group, beneficially own capital stock of the Company representing a majority of the voting power of the Company’s outstanding capital stock. Pursuant to the exercise of director designation rights contained in the Company’s governance agreement referred to above and the terms of the Series B preferred stock, three of the Company’s nine directors are members of, or affiliated with members of, this group. Information about these board representation rights, the group’s beneficial ownership of the Company’s capital stock, and the Company’s transactions with members of the group is contained in the Company’s filings with the SEC.

Copies of the Equity Exchange Agreements, the Note Exchange Agreements, the Common Stock Purchase Agreement and the other agreements described above are filed as exhibits 10.6 through 10.12 and exhibits 10.16 through 10.18 to this report. The foregoing summary of the terms of these agreements is qualified in all respects to the texts of the agreements, which are incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

Termination of Debt Agreements

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 1.02.

On July 31, 2007, IFN used the proceeds of the First Lien Credit Facility and the Second Lien Credit Facility and the other transactions described in Item 1.01 of this report to repay in full all amounts outstanding under the following agreements:

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the Note Purchase Agreement, dated as of July 26, 2005, as amended, among the Company, as Parent, IFN, as Issuer, the Subsidiary Guarantors named therein, the Note Purchasers named therein, TCP, as Agent, and TCP Agency Services, LLC, as Collateral Agent, pursuant to which IFN issued the First Lien Notes;

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the Second Amended and Restated Credit Agreement, dated as of July 26, 2005, as amended, among the Company, as Parent, IFN, as Borrower, the Subsidiary Guarantors named therein, the Lenders named therein and General Electric Capital Corporation, as Administrative Agent and Collateral Agent; and

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the Securities Purchase Agreement, dated as of July 26, 2005, as amended, among the Company, as Parent, IFN, as Issuer, the Subsidiary Guarantors named therein, the Purchasers named therein, TCP, as Agent, and TCP Agency Services, LLC, as Collateral Agent, pursuant to which IFN issued the Third Lien Notes and the Company issued 9,000,000 Series D warrants.

On July 31, 2007, IFN applied a total of approximately $246.1 million to repay all outstanding First Lien Notes and related obligations under the foregoing Note Purchase Agreement, a total of approximately $57.2 million to repay all loans and other obligations outstanding under the foregoing Second Amended and Restated Credit Agreement, and a total of approximately $5.6 million to repay all outstanding Third Lien Notes not exchanged for common stock and related obligations under the foregoing Securities Purchase Agreement. Upon the repayment of the foregoing amounts, and the consummation of the transactions described in Item 1.01 of this report, each of the foregoing agreements and all security arrangements and related rights of the noteholders and lenders thereunder were terminated.

In addition, on July 31, 2007, the Company and its subsidiaries repaid approximately $4.3 million of vendor notes and approximately $1.4 million of capital leases, which obligations terminated upon such repayment.

Termination of Warrant Agreements

On July 31, 2007, the Company and Mellon Investor Services LLC, as Warrant Agent, entered into amendments to the warrant agreements pursuant to which the Company issued the Series B warrants, the Series C warrants and the Series D warrants. The amendments, which are filed as exhibits 10.13 through 10.15 to this report and incorporated by reference in this Item 1.02, provided that the agreements would terminate upon the consummation of the exchange of each series of warrants for common stock pursuant to the Equity Exchange Agreements and related agreements described in this report. Each of the warrant agreements terminated effective on July 31, 2007 in accordance with the terms of the amendments.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 2.03.

On July 31, 2007, upon the closing of the First Lien Credit Facility and the Second Lien Credit Facility as described in Item 1.01 of this report, IFN became obligated as the borrower, and the Company and its other subsidiaries became obligated as guarantors, under the following secured indebtedness:

•	$230 million principal amount of first lien secured indebtedness under the First Lien Credit Agreement; and

•	$75 million principal amount of second lien secured indebtedness under the Second Lien Credit Agreement.

Subject to conditions of availability established under the First Lien Credit Agreement, IFN may become obligated as the borrower, and the Company and its other subsidiaries may become obligated as guarantors, under up to an additional $10 million principal amount of first lien secured indebtedness outstanding under the Revolving Credit Facility at any time.

The payment of all outstanding principal, interest and other amounts outstanding from time to time under the First Lien Credit Facility and the Second Lien Credit Facility may be declared immediately due and payable upon the occurrence of an event of default. The credit agreement for each facility contains customary events of default, including an event of default upon a change of control of the Company. An event of default will occur under each such credit agreement if IFN or, in some circumstances, another loan party fails to make payments when due, fails to comply with specific affirmative or negative covenants, makes a material misrepresentation, defaults on other specified indebtedness, fails to discharge specified judgments, becomes subject to specified claims under ERISA, or becomes subject to specified events of bankruptcy, insolvency, reorganization or similar events. If an event of default occurs and is not cured within any applicable grace period or is not waived, the lenders would have the right to accelerate repayment of the indebtedness under the facilities to the extent provided in the credit documents and applicable law.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Items 1.01, 3.03 and 5.02 of this report is incorporated by reference in this Item 3.02.

In connection with its issuance of shares of common stock pursuant to the Equity Exchange Agreements and the Note Exchange Agreements, its issuance of units for common stock as described in Item 5.02 of this report and its issuance and sale of shares of common stock pursuant to the Common Stock Purchase Agreement, the Company relied on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), afforded by Sections 3(a)(9) and 4(2) of the Securities Act and Regulation D thereunder. No commission or other remuneration was paid or given in connection with exchanges of securities with the Company’s existing securityholders effected in reliance on Section 3(a)(9) of the Securities Act. The non-public offering of common stock in reliance on Section 4(2) of the Securities Act and Regulation D thereunder was made exclusively to investors whom the Company reasonably believed are “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act.

On July 31, 2007, the Company closed its previously reported sale of 412,215 shares of a new issue of its 6% Series H Convertible Redeemable Preferred Stock (the “Series H preferred stock”) at a purchase price of $100 per share and at an aggregate purchase price of approximately $41.2 million pursuant to an Equity Purchase and Rights Offering Agreement, dated as of July 16,

2007, among the Company and the three institutional purchasers of the Series H preferred stock. As reported in its current report on Form 8-K filed on July 20, 2007, the Company made its non-public offering and sale of the Series H preferred stock to the purchasers in reliance on the exemption from registration under the Securities Act afforded by Section 4(2) of the Securities Act and Regulation D thereunder. A copy of the foregoing Equity Purchase and Rights Offering Agreement is filed as exhibit 10.5 to this report and incorporated by reference in this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth under Items 3.02 and 5.03 of this report is incorporated by reference in this Item 3.03.

On July 31, 2007, upon the consummation of the transactions contemplated by the Equity Exchange Agreements described in Item 1.01 of this report, all outstanding shares of the Series A preferred stock and the Series B preferred stock were either converted into the Company’s common stock or redeemed for cash. In addition, on July 31, 2007, as described in Item 5.03 of this report, the Company amended its restated certificate of incorporation to eliminate all matters set forth in the certificate of designation of the Company’s 8% Series C Convertible Redeemable Preferred Stock (the “Series C preferred stock”), which had been previously authorized solely for issuance upon the exercise of the Series D warrants. As a result of the foregoing transactions, holders of the Company’s common stock ceased to be subject to the actual or potential dividend and liquidation preferences of the Series A, Series B and Series C preferred stock from and after July 31, 2007.

The holders of the Company’s common stock will be subject to the rights and preferences of the Series H preferred stock, which was issued on July 31, 2007. Holders of the Series H preferred stock will be entitled to receive dividends that will have preference over any payment of dividends on the common stock. In addition, the holders of the Series H preferred stock will have claims against the Company’s assets senior to the claim of the holders of the common stock in the event of the Company’s liquidation, dissolution or winding-up. The amount of those senior claims for each outstanding share of Series H preferred stock will be equal to the $100 liquidation preference of such share. The Company is obligated to redeem the outstanding shares of the Series H preferred stock with the proceeds of a public rights offering for its common stock which the Company will conduct following the closing of the transactions described in this report. Any share of Series H preferred stock that is not redeemed from the proceeds of the rights offering will mandatorily and automatically convert into 33 shares of common stock at the earlier of the conclusion of the rights offering or January 31, 2008. If all of the rights are exercised, the Series H preferred stock would be redeemed in full. For a description of the terms of the Series H preferred stock, see the summary of such terms contained in the Company’s current report on Form 8-K filed on July 20, 2007, which summary is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 5.02.

(e)    Effective as of July 31, 2007, to adjust compensatory equity awards granted in 2005 to the Company’s Chief Executive Officer, Randall E. Curran, and Executive Vice President and Chief Financial Officer, Richard E. Fish, Jr., for the recapitalization transactions described in this report, the Company’s board of directors approved:

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amendments to the ITC^DeltaCom, Inc. Executive Stock Incentive Plan to eliminate plan awards of restricted stock units for Series A preferred stock and Series B preferred stock and to increase to 4,000,000 from 2,000,000 shares the maximum number of shares of common stock issuable pursuant to common stock units awarded under the plan;

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amendments to outstanding stock unit awards for a total of 9,666 shares and 2,417 shares of Series A preferred stock under the plan held by Messrs. Curran and Fish, respectively, to convert those awards into common stock units for a total of 181,008 shares of common stock for Mr. Curran and 45,252 shares of common stock for Mr. Fish;

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amendments to outstanding stock unit awards for a total of 29,061 shares and 7,265 shares of Series B preferred stock under the plan held by Messrs. Curran and Fish, respectively, to convert those awards into common stock units for a total of 608,478 shares of common stock for Mr. Curran and 152,119 shares of common stock for Mr. Fish; and

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amendments to outstanding awards of 485,175 and 121,294 Series D warrants held by Messrs. Curran and Fish, respectively, to convert those awards into common stock units for 296,840 shares of common stock for Mr. Curran and 74,210 shares of common stock for Mr. Fish.

The vesting and share delivery provisions applicable to the foregoing common stock units awarded to Messrs. Curran and Fish are the same as the vesting and share delivery provisions of the awards that were amended, as previously reported by the Company.

Copies of the amended and restated Executive Stock Incentive Plan and the forms of amended award agreements are filed as exhibits 10.19 through 10.22 to this report. The foregoing summary of provisions of the amendments is qualified in its entirety by reference to the text of the amendments, which are incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Items 1.01 and 3.02 of this report is incorporated by reference in this Item 5.03.

On July 31, 2007, the Company made a number of amendments to its restated certificate of incorporation in connection with the recapitalization and related transactions described in Item 1.01 of this report.

Amendment to Series A Preferred Stock Certificate of Designation

On July 31, 2007, the Company amended the Series A preferred stock certificate of designation, which forms a part of the Company’s restated certificate of incorporation, to effectuate the conversion of 50% of the outstanding shares of Series A preferred stock into shares of the Company’s common stock and the redemption for cash of the remaining 50% of the outstanding shares of Series A preferred stock, effective as of such date.

Amendment to Series B Preferred Stock Certificate of Designation

On July 31, 2007, the Company amended the Series B preferred stock certificate of designation, which forms a part of the Company’s restated certificate of incorporation, to effectuate the conversion of all of the outstanding shares of Series B preferred stock into shares of the Company’s common stock, effective as of such date.

Series C Preferred Stock Certificate of Elimination

On July 31, 2007, the Company filed with the Delaware Secretary of State a certificate that eliminated from the Company’s restated certificate of incorporation all matters set forth in the certificate of designation of the Company’s Series C preferred stock, which formed a part of the Company’s restated certificate of incorporation. No shares of the Series C preferred stock were outstanding as of July 31, 2007.

Series H Preferred Stock Certificate of Designation

On July 31, 2007, the Company filed the Series H preferred stock certificate of designation with the Delaware Secretary of State. Upon filing, this certificate of designation created the Series H preferred stock and became a part of the Company’s restated certificate of incorporation.

A copy of the Company’s restated certificate of incorporation that includes each of the foregoing amendments is filed as exhibit 3.1 to this report. The foregoing summary of the provisions of such amendments is qualified in all respects by reference to the text of the amendments, which are incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

The Company herewith files the following exhibits:

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of ITC^DeltaCom, Inc. (including (a) the Certificate of Amendment to the Second Amended Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series A Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof, (b) the Certificate of Amendment to the Amended Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series B Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof, (c) the Certificate of Elimination of 8% Series C Convertible Redeemable Preferred Stock, and (d) the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 6% Series H Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof ).

4.1	Specimen representing the 6% Series H Convertible Redeemable Preferred Stock, par value $0.01 per share, of ITC^DeltaCom, Inc.

10.1	First Lien Credit Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, Credit Suisse, as Administrative Agent and Collateral Agent, and the Lenders from time to time parties thereto.

10.2	First Lien Guarantee and Collateral Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, the Subsidiaries of ITC^DeltaCom, Inc. from time to time party thereto, and Credit Suisse, as Collateral Agent.

10.3	Second Lien Credit Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, Credit Suisse, as Administrative Agent and Collateral Agent, and the Lenders from time to time parties thereto.

10.4	Second Lien Guarantee and Collateral Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, the Subsidiaries of ITC^DeltaCom, Inc. from time to time party thereto, and Credit Suisse, as Collateral Agent.

10.5	Equity Purchase and Rights Offering Agreement, dated as of July 16, 2007, among ITC^DeltaCom, Inc. and the Purchasers listed on the signature pages thereof.

10.6	Exchange Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc. and the persons listed under the heading “WCAS Holders” on the signature pages thereof.

10.7	Exchange Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc. and the persons listed under the heading “TCP Holders” on the signature pages thereof.

10.8	Exchange Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc. and the persons listed under the heading “Babson Entities” on the signature pages thereof.

10.9	Series A Preferred Stockholder Agreement, dated as of July 31, 2007, among the Company and the persons listed under the heading “Series A Preferred Stockholders” on the signature pages thereof.

10.10	WCAS Exchange Agreement, dated as of July 31, 2007, among the Company and the persons listed under the heading “WCAS Holders” on the signature pages thereof.

10.11	Series D Warrant Exchange Agreement, dated as of July 31, 2007, among the Company and persons listed under the heading “Warrant Holders” on the signature pages thereof.

10.12	Stock Purchase Agreement, dated as of July 31, 2007, among the Company and the persons listed under the heading “WCAS Investors” on the signature pages thereof.

10.13	Amendment No. 3 to Warrant Agreement, dated as of July 31, 2007, between ITC^DeltaCom, Inc. and Mellon Investor Services LLC, as Warrant Agent.

10.14	Amendment No. 2 to Warrant Agreement, dated as of July 31, 2007, between ITC^DeltaCom, Inc. and Mellon Investor Services LL, as Warrant Agent.

10.15	Amendment No. 2 to Warrant Agreement, dated as of July 31, 2007, between ITC^DeltaCom, Inc. and Mellon Investor Services LLC, as Warrant Agent.

10.16	Amendment No. 1 to Amended and Restated Governance Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc. and the persons listed under the headings “WCAS Securityholders” and “TCP Securityholders” on the signature pages thereof.

10.17	Amendment No. 3 to Registration Rights Agreement, dated as of July 31, 2007, as amended, among ITC^DeltaCom, Inc. and the persons listed under the heading “WCAS Securityholders” on the signature pages thereof.

10.18	Amendment No. 1 to Registration Rights Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc. and the persons listed under the heading “TCP Securityholders” on the signature pages thereof.

10.19	ITC^DeltaCom, Inc. Amended and Restated Executive Stock Incentive Plan.

10.20	Form of Common Stock Unit Agreement (Series A Preferred Stock Unit Agreement, as Amended) under ITC^DeltaCom, Inc. Executive Stock Incentive Plan.

10.21	Form of Common Stock Unit Agreement (Series B Preferred Stock Unit Agreement, as Amended) under ITC^DeltaCom, Inc. Executive Stock Incentive Plan.

10.22	Form of Common Stock Unit Agreement (Deferred Compensation Agreement, as Amended) under ITC^DeltaCom, Inc. Executive Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: August 6, 2007	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of ITC^DeltaCom, Inc. (including (a) the Certificate of Amendment to the Second Amended Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series A Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof, (b) the Certificate of Amendment to the Amended Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 8% Series B Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof, (c) the Certificate of Elimination of 8% Series C Convertible Redeemable Preferred Stock, and (d) the Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of 6% Series H Convertible Redeemable Preferred Stock and Qualifications, Limitations and Restrictions Thereof ).

4.1	Specimen representing the 6% Series H Convertible Redeemable Preferred Stock, par value $0.01 per share, of ITC^DeltaCom, Inc.

10.1	First Lien Credit Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, Credit Suisse, as Administrative Agent and Collateral Agent, and the Lenders from time to time parties thereto.

10.2	First Lien Guarantee and Collateral Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, the Subsidiaries of ITC^DeltaCom, Inc. from time to time party thereto, and Credit Suisse, as Collateral Agent.

10.3	Second Lien Credit Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, Credit Suisse, as Administrative Agent and Collateral Agent, and the Lenders from time to time parties thereto.

10.4	Second Lien Guarantee and Collateral Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., as Borrower, the Subsidiaries of ITC^DeltaCom, Inc. from time to time party thereto, and Credit Suisse, as Collateral Agent.

10.5	Equity Purchase and Rights Offering Agreement, dated as of July 16, 2007, among ITC^DeltaCom, Inc. and the Purchasers listed on the signature pages thereof.

10.6	Exchange Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc. and the persons listed under the heading “WCAS Holders” on the signature pages thereof.

10.7	Exchange Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc. and the persons listed under the heading “TCP Holders” on the signature pages thereof.

10.8	Exchange Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc. and the persons listed under the heading “Babson Entities” on the signature pages thereof.

10.9	Series A Preferred Stockholder Agreement, dated as of July 31, 2007, among the Company and the persons listed under the heading “Series A Preferred Stockholders” on the signature pages thereof.

10.10	WCAS Exchange Agreement, dated as of July 31, 2007, among the Company and the persons listed under the heading “WCAS Holders” on the signature pages thereof.

10.11	Series D Warrant Exchange Agreement, dated as of July 31, 2007, among the Company and persons listed under the heading “Warrant Holders” on the signature pages thereof.

10.12	Stock Purchase Agreement, dated as of July 31, 2007, among the Company and the persons listed under the heading “WCAS Investors” on the signature pages thereof.

10.13	Amendment No. 3 to Warrant Agreement, dated as of July 31, 2007, between ITC^DeltaCom, Inc. and Mellon Investor Services LLC, as Warrant Agent.

10.14	Amendment No. 2 to Warrant Agreement, dated as of July 31, 2007, between ITC^DeltaCom, Inc. and Mellon Investor Services LL, as Warrant Agent.

10.15	Amendment No. 2 to Warrant Agreement, dated as of July 31, 2007, between ITC^DeltaCom, Inc. and Mellon Investor Services LLC, as Warrant Agent.

10.16	Amendment No. 1 to Amended and Restated Governance Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc. and the persons listed under the headings “WCAS Securityholders” and “TCP Securityholders” on the signature pages thereof.

10.17	Amendment No. 3 to Registration Rights Agreement, dated as of July 31, 2007, as amended, among ITC^DeltaCom, Inc. and the persons listed under the heading “WCAS Securityholders” on the signature pages thereof.

10.18	Amendment No. 1 to Registration Rights Agreement, dated as of July 31, 2007, among ITC^DeltaCom, Inc. and the persons listed under the heading “TCP Securityholders” on the signature pages thereof.

10.19	ITC^DeltaCom, Inc. Amended and Restated Executive Stock Incentive Plan.

10.20	Form of Common Stock Unit Agreement (Series A Preferred Stock Unit Agreement, as Amended) under ITC^DeltaCom, Inc. Executive Stock Incentive Plan.

10.21	Form of Common Stock Unit Agreement (Series B Preferred Stock Unit Agreement, as Amended) under ITC^DeltaCom, Inc. Executive Stock Incentive Plan.

10.22	Form of Common Stock Unit Agreement (Deferred Compensation Agreement, as Amended) under ITC^DeltaCom, Inc. Executive Stock Incentive Plan.